UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 26, 2017
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FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	2000 University Avenue, Suite 600, East Palo Alto, CA	94303
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-282-3228

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 26, 2017, Finjan Holdings, Inc. (the “Company”), issued a press release announcing that Phil Hartstein, CEO, and Michael Noonan, CFO, will be in Israel the week of January 30th to attend Cybertech Israel, visit with key shareholders, connect with the CybeRisk team and meet with their investment partner, Jerusalem Venture Partners. The Company also announced that on Monday, January 30th, its Director of Investor Relations, Vanessa Winter, will be presenting at the NobleCon13 - Noble Capital Markets’ Thirteenth Annual Investor Conference at the Boca Raton Resort & Club in Boca Raton, Florida.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1
Press Release, dated January 26, 2017, entitled “Finjan Management in Israel to attend Cybertech and meet with Key Constituents – Finjan to Present at the NobleCon13 on January 30 in Boca Raton, Florida.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: January 27, 2017	By:	/s/ Philip Hartstein
Philip Hartstein
President & Chief Executive Officer